Exhibit 10.1

AMENDMENT NO. 1

TO

AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of June 28, 2011, is entered into by and among Medical Action Industries Inc., as the Company (the “Company”), the financial institutions party hereto as Lenders (collectively, the “Lenders”) and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Credit Agreement referenced below.

WITNESSETH

WHEREAS, the Company, the Lenders and the Administrative Agent are parties to an Amended and Restated Credit Agreement, dated as of August 27, 2010 (as previously amended, restated, supplemented or otherwise modified, the “Credit Agreement”);

WHEREAS, the Company has requested that the Lenders and the Administrative Agent agree to certain amendments to the Credit Agreement; and

WHEREAS, the Lenders and the Administrative Agent have agreed to such amendments on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Lenders and the Administrative Agent hereby agree as follows:

Section 1. Amendments. Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

(a) The definition of “Applicable Margin” appearing in Section 1.01 of the Credit Agreement is amended to delete the pricing grid appearing therein and to replace such pricing grid with the following pricing grid:

Leverage Ratio:	ABR Margin (365/366 day basis)	LIBOR Margin (360 day basis)	Unused Fee Rate (360 day basis)
Greater than or equal to 3.50:1.00	2.50%	3.50%	0.625%
Greater than or equal to 3.00:1.00, but less than 3.50:1.00	2.25%	3.25%	0.625%
Greater than or equal to 2.50:1.00, but less than 3.00:1.00	2.00%	3.00%	0.50%
Greater than or equal to 2.00:1.00, but less than 2.50:1.00	1.75%	2.75%	0.50%
Greater than or equal to 1.50:1.00, but less than 2.00:1.00	1.50%	2.50%	0.35%
Less than 1.50:1.00	1.25%	2.25%	0.35%

(b) The definition of “Applicable Margin” appearing in Section 1.01 of the Credit Agreement is amended to delete the phrase “based on a Leverage Ratio of greater than 2.50:1.00” appearing in the proviso therein and to replace such phrase with the following: “based on a Leverage Ratio of greater than 3.50:1.00”.

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(c) The table set forth in Section 7.13(a) of the Credit Agreement is amended and restated as follows:

Period	Leverage Ratio
September 30, 2010 through March 31, 2011	3.50:1.00
June 30, 2011 through March 31, 2012	4.00:1.00
June 30, 2012 through September 30, 2012	3.50:1.00
December 31, 2012	3.00:1.00
March 31, 2013 through December 31, 2013	2.75:1.00
March 31, 2014 and thereafter	2.50:1.00

(d) Section 7.13(b) of the Credit Agreement is amended and restated as follows:

Fixed Charge Coverage Ratio. Permit the Fixed Charge Coverage Ratio at the end of any fiscal quarter, commencing with the fiscal quarter ending September 30, 2010, to be less than the ratio set forth below opposite the applicable period during which such fiscal quarter ends:

Period	Fixed Charge Coverage Ratio
September 30, 2010 through March 31, 2011	1.25:1.00
June 30, 2011 through June 30, 2012	1.00:1.00
September 30, 2012 and thereafter	1.25:1.00

Section 2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that:

(a) the Administrative Agent shall have received counterparts to (i) this Amendment, duly executed by each of the Company, the Required Lenders and the Administrative Agent and (ii) the Consent and Reaffirmation, the form of which is attached hereto as Exhibit A, duly executed by each of the parties thereto;

(b) the Administrative Agent shall have received, on behalf of each Lender party hereto, an amendment fee equal to 0.05% of such Lender’s Commitment as of the date hereof; and

(c) the Administrative Agent shall have received such other documents and information as the Administrative Agent or its counsel may have reasonably requested.

Section 3. Representations and Warranties of the Company. The Company hereby represents and warrants as follows:

(a) This Amendment has been duly executed and delivered by it and constitutes its legal, valid and binding obligations, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding at law or in equity.

(b) After giving effect to this Amendment, the representations and warranties made by it in the Loan Documents are true and correct in all material respects as of the date hereof (or if stated to have been made solely as of an earlier date, were true and correct in all material respects as of such earlier date).

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(c) Before and immediately after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

Section 4. Effect on Credit Agreement.

(a) Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended and modified hereby.

(b) Except as specifically amended and modified above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect, and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall neither, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

Section 5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Section 6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

Section 7. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A facsimile or PDF copy of any signature hereto shall have the same effect as the original thereof.

[The remainder of this page is intentionally blank.]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

MEDICAL ACTION INDUSTRIES INC., as Company

By	/s/ Charles L. Kelly
Name: Charles L. Kelly
Title: Chief Financial Officer

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

Medical Action Industries Inc.

JPMORGAN CHASE BANK, N.A., individually, as Administrative Agent, Issuing Lender, Swingline Lender and a Lender

By:	/s/ Alicia T. Schreibstein
Name: Alicia T. Schreibstein
Title: Vice President

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

Medical Action Industries Inc.

CITIBANK, N.A.,
as a Lender

By:	/s/ Stephen Kelly
Name: Stephen Kelly
Title: Vice President

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

Medical Action Industries Inc.

HSBC BANK USA, N.A.,
as a Lender

By:	/s/ William Conlan
Name: William Conlan
Title: Vice President

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

Medical Action Industries Inc.

SOVEREIGN BANK,
as a Lender

By:	/s/ Amanda Shieh
Name: Amanda Shieh
Title: Senior Relationship Manager

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

Medical Action Industries Inc.

WELLS FARGO BANK, N.A.,
as a Lender

By:	/s/ Robert J. Milas
Name: Robert J. Milas
Title: Vice President

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

Medical Action Industries Inc.

EXHIBIT A

CONSENT AND REAFFIRMATION

[Attached]

CONSENT AND REAFFIRMATION

Each of the undersigned hereby acknowledges receipt of a copy of that certain Amendment No. 1 to the Amended and Restated Credit Agreement, dated as of June 28, 2011 (the “Amendment”), by and among Medical Action Industries Inc., as the Company (the “Company”), the financial institutions party thereto as Lenders (collectively, the “Lenders”), and JPMorgan Chase Bank, N.A., as the Administrative Agent (the “Administrative Agent”), which amends that certain Amended and Restated Credit Agreement, dated as of August 27, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Company, the Lenders and the Administrative Agent. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and acknowledges and agrees that each Loan Document executed by it remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the Loan Documents shall be a reference to the Credit Agreement as so modified by the Amendment.

Dated: June 28, 2011

[Signature Pages Follow]

IN WITNESS WHEREOF, this Consent and Reaffirmation has been duly executed as of the day and year first above written.

MAI ACQUISITION CORP.

By	/s/ Charles L. Kelly
Name: Charles L. Kelly
Title: Chief Financial Officer

MEDEGEN NEWCO, LLC

By	/s/ Charles L. Kelly
Name: Charles L. Kelly
Title: Chief Financial Officer

MEDEGEN MEDICAL PRODUCTS, LLC

By	/s/ Charles L. Kelly
Name: Charles L. Kelly
Title: Chief Financial Officer

500 EXPRESSWAY DRIVE SOUTH LLC

By	/s/ Charles L. Kelly
Name: Charles L. Kelly
Title: Chief Financial Officer

AVID MEDICAL, INC.

By	/s/ Charles L. Kelly
Name: Charles L. Kelly
Title: Chief Financial Officer

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

Medical Action Industries Inc.